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                                                                    EXHIBIT 23.1


The Board of Directors
SUPERVALU, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                 /s/ KPMG LLP

Minneapolis, Minnesota
January 14, 2000